Exhibit 10.22

SIXTH AMENDMENT
TO
LOAN AGREEMENT

THIS SIXTH AMENDMENT TO LOAN AGREEMENT is made and entered into as of December 31, 2007, by and between, Counsel Corporation (US), a Delaware corporation, (“Lender”) and C2 Global Technologies Inc. (formerly known as Acceris Communications Inc.), a Florida corporation (“Borrower”) (hereinafter collectively referred to as the “Parties”).

WHEREAS, Acceris Communications Corp. (formerly known as WorldxChange Corp., a Delaware corporation (“WorldxChange”)), Lender and Borrower entered into a Loan and Security Agreement dated June 4, 2001, as heretofore amended (the “2001 Loan Agreement”); and

WHEREAS, pursuant to an Assignment and Assumption Agreement dated as of October 1, 2003, between Lender and Borrower, Lender assigned to Borrower the total principal plus accrued interest of the indebtedness represented by and subject to the 2001 Loan Agreement and the Promissory Note of even date issued by WorldxChange in the principal amount of Nine Million Seven Hundred Forty-Three Thousand Four Hundred Seventy-Nine and 16/100ths Dollars ($9,743,479.16) (the “Assigned Debt”); and

WHEREAS, Borrower and WorldxChange entered into that Stock Subscription and Purchase Agreement dated as of October 1, 2003 (the “Subscription Agreement”) pursuant to which Borrower contributed the Assigned Debt to WorldxChange in partial consideration for the issuance by WorldxChange of 221 shares of WorldxChange Common Stock; and

WHEREAS, Borrower issued its Secured Promissory Note as of October 1, 2003, to Lender in the principal amount of Nine Million Seven Hundred Forty-Three Thousand Four Hundred Seventy-Nine and 16/l00ths Dollars ($9,743,479.16), which indebtedness is subject to the terms and conditions of the Loan Agreement as amended; and

WHEREAS, the repayment of the indebtedness represented by the Secured Promissory Note, (as the same may be amended, modified, extended or restated, the “Secured Promissory Note”) was secured pursuant to that Stock Pledge Agreement (as the same may be amended, modified, extended or restated, the “Stock Pledge Agreement”) between the Lender and the Borrower pursuant to which the Borrower granted to Lender a security interest in the Collateral described therein including all of the shares of common stock of WorldxChange issuable or issued to Borrower.

WHEREAS, the Collateral described in the Stock Pledge Agreement was sold effective February 26, 2006 to an unrelated third party and the Borrower was released from its obligations with respect to the Collateral

WHEREAS, on December 30, 2006 the Lender converted the balance due from the Borrower on that date, said balance being $13,427,853.67, into a capital contribution by the Lender to the Borrower

WHEREAS, on November 14, 2007 the Lender issued a Promissory Note to the Borrower in the amount of $145,000.00 with a specified repayment date of December 31, 2007;

WHEREAS, the Parties desire to further document, ratify and confirm the amendment to the Loan Agreement effective as of December 31,
2007 (the “Effective Date”).

NOW, THEREFORE, for good and valuable consideration the receipt and adequacy of which is hereby acknowledged it is agreed as follows:

1. Maturity Date.  Effective as of the Effective Date, Section 1.4 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Section 1.4. Principal Repayment The outstanding principal balance of the Loan plus any accrued and unpaid interest thereon, together with any and all other Liabilities (as such term is defined in the Stock Pledge Agreement (collectively, the “Secured Obligations”), shall be due and payable on December 31, 2008 (the “Maturity Date”).

2. Effect on Loan Agreement and Loan Note. This Sixth Amendment is not intended, nor shall it be construed, as a modification or termination of the Amended and Restated Debt Restructuring Agreement, dated October 15, 2002. Except as expressly provided herein, the Loan Agreement is hereby ratified and confirmed and remains in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the Parties have executed this Sixth Amendment as of the date first set forth above.

[See attached signature page]

Signature page
to
Sixth Amendment to Loan Agreement
dated as of December 31, 2007

COUNSEL CORPORATION (US)

By:
Name: Title:

C2 GLOBAL TECHNOLOGIES INC.

By:
Name: Title: